EQ ADVISORS TRUSTSM

SUPPLEMENT DATED JANUARY 23, 2012 TO THE PROSPECTUS DATED MAY 1, 2011, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2011, as supplemented of EQ Advisors Trust (“Trust”) regarding the EQ/Global Bond PLUS Portfolio. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a shareholder meeting for the EQ/Global Bond PLUS Portfolio (“Portfolio”) of the Trust.

Information Regarding

EQ/Global Bond PLUS Portfolio

The Board of Trustees of the Trust has approved a Shareholder Services and Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Class IA Shares of the Portfolio (the “Plan”). The Plan is subject to approval by the Class IA shareholders of the Portfolio. A meeting of shareholders is scheduled to be held on February 29, 2012. Subject to shareholder approval, the effective date of the Plan will be March 1, 2012. At that time the maximum annual distribution and/or service (12b-1) fee for the Portfolio’s Class IA shares will be 0. 25% of the average daily net assets attributable to Class IA shares, the same fee currently applicable to the Portfolio’s Class IB shares and Class IA shares of all other Trust Portfolios.

Additional information regarding the Plan will be sent to shareholders of the Portfolio as part of the proxy solicitation material.